                                                                   Exhibit 99.3


                               SECURITY AGREEMENT

                 EQUIPMENT, FIXTURES, INVENTORY AND RECEIVABLES

         R. G. Barry Corporation, 13405 Yarmouth Road, N. W., Pickerington, Fairfield County, Ohio, 43147, a corporation organized under the law of the State of Ohio (hereinafter called "Debtor"), for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, hereby grants, pledges and assigns to The Huntington National Bank, as collateral agent for The Huntington National Bank and Metropolitan Life Insurance Company (in that capacity hereinafter referred to as "Agent"), a security interest in the following property, whether Debtor's interest therein as owner, co-owner, lessee, consignee, secured party or otherwise be now owned or existing, or hereafter arising or acquired, and wherever located, together with all substitutions, replacements, additions and accessions therefor or thereto, all replacement and repair parts therefor:

         (a) All of Debtor's present and future (i) equipment, including without limitation, machinery, equipment, tools, furniture, furnishings and fixtures including, but not limited to, all manufacturing, fabricating, distribution, selling, processing, transporting, office and packaging equipment, molds, dies, appliances, vehicles, vessels, aircraft, aircraft engines, trade fixtures, assembly systems, power systems, heating, cooling and ventilating systems, lighting and communication systems, electric, gas and water distribution systems, food service systems, fire prevention, alarm and security systems, laundry systems, computing and data processing systems, (ii) other tangible personal property (other than Inventory), and (iii) any and all parts and appurtenances attached to any of the foregoing or used in connection therewith (hereinafter sometimes called the "Equipment"), some or all of which Equipment may be more fully described in the schedule set forth at the end of this agreement or in a separate schedule attached hereto;

         (b) All of Debtor's present and future goods and inventory, goods in transit, raw materials, work in process, finished goods, supplies, and all materials used or consumed in Debtor's business, wherever located and, including without limitation, all right, title and interest in any property the sale or other disposition of which has given rise to Receivables and which has been returned to or repossessed or stopped in transit by the Borrower (the "Inventory"), some or all of the Inventory which may be more fully described in the schedule set forth at the end of this agreement or in a separate schedule attached hereto;

         (c) All of Debtor's present and future accounts, accounts receivable, contract rights, guaranties of accounts, accounts receivable and contract rights and security therefor, chattel paper, electronic chattel paper, payment intangibles, healthcare insurance receivables, instruments, promissory notes, supporting obligations and other forms of obligations and property securing rights to payment, negotiable documents, drafts, acceptances and other forms of obligations and receivables arising from or in connection with the operation of Debtor's business including, but not limited to, any of the foregoing arising from or in connection with Debtor's sale, lease or other disposition of Inventory, deposit accounts, and all books, records, ledger cards, computer programs and other documents or property at any time evidencing or relating to the foregoing receivables (hereinafter sometimes called the "Receivables");

         (d) All of Debtor's present and future trade names, trademarks, trade secrets, service marks, data bases, software and software systems, including the source and object codes, information systems, discs, tapes, customer lists, telephone numbers, credit memoranda, goodwill, patents, patent applications, copyrights, royalties, literary rights, licenses, franchises and franchise rights (hereinafter sometimes called the "Intellectual Property");

         (e) All of Debtor's present and future general intangibles, payment intangibles, income and other tax refunds, proceeds of insurance, eminent domain and condemnation awards, choses in action, preference recoveries and all claims in respect of transfers of any kind and all transfers by States and governmental units of States (hereinafter sometimes called the "General Intangibles");

         (f) All of Debtor's present and future interest in the following commercial tort claims

                                      NONE
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(hereinafter sometimes called the "Commercial Tort Claims");

         (g) All of Debtor's present and future letters-of-credit and letter-of-credit rights and proceeds of letters of credit (hereinafter sometimes called the "Letter-of-Credit Interests");

         (h) All of Debtor's present and future investment property, including without limitation, securities, whether certificated or uncertificated, securities entitlements, securities accounts, commodities contracts and commodities accounts (hereinafter sometimes called the "Investment Property");

         (i) All of Debtor's present and future deposit accounts, whether general, special, time, demand, provisional, or final, all cash or monies wherever located, any and all deposits or other sums at any time due to Borrower, any and all policies or certificates of insurance, goods, cash and property, which now or hereafter are at any time in the possession or control of the Agent or in transit by mail or carrier to or from the Agent, or in the possession of any third party acting in the Agent's behalf, without regard to whether the Agent received the same in pledge for safekeeping, as agent for collection or transmission or otherwise, or whether the Agent has conditionally released the same (hereinafter sometimes called the "Deposit Accounts"); and

         (j) All of Debtor's present and future cash and non-cash proceeds, substitutions, replacements, additions and accessions to any Collateral, all documents, negotiable documents, documents of title, warehouse receipts, storage receipts, dock receipts, dock warrants, express bills, freight bills, airbills, bills of lading, and other documents relating thereto, all products thereof, including, but not limited to, notes, drafts, checks, instruments, insurance proceeds, indemnity proceeds, warranty and guaranty proceeds, proceeds arising in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral (defined herein) by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), whatever is acquired upon the sale, lease, license, exchange or other disposition of any Collateral, whatever is collected on, or distributed on account of, any Collateral, any right arising out of any Collateral, any claim arising out of the loss, nonconformity, or interference with the use of, defects or infringement of rights in, or damage to any Collateral, and insurance payable by reason of loss or nonconformity of, defects or infringement of rights in, or damage to, any Collateral (hereinafter sometimes called the "Proceeds");

(the Receivables, the Inventory, the Equipment, the General Intangibles, the Commercial Tort Claims, the Letter-of-Credit Interests the Intellectual Property, the Investment Property, the Deposit Accounts, the Proceeds and all property and interests in property now owned or hereafter acquired by Debtor in or upon which a security interest, lien, deed of trust or mortgage is granted to the Agent or its affiliates, whether under this agreement, any security agreement, under any of the other collateral documents or under any of the other loan documents are herein collectively termed the "Collateral"), whether Debtor's interest therein be as owner, co-owner, lessee, consignee, secured party or otherwise, and whether the same be now owned or existing or hereafter arising or acquired, and wherever located.

         Notwithstanding the foregoing, the Receivables, the General Intangibles, the Intellectual Property and the Collateral, generally, shall not include any right of Debtor under any contract, agreement or instrument pursuant to which the grant of the security interest in this agreement is prohibited by the terms thereof without the consent of another party thereto or would give any such party the right to terminate its obligations thereunder, unless all required consents have been obtained from such party.

         The security interest hereby granted is to secure the prompt and full payment and complete performance of the Obligations. The word "Obligations" is used in its most comprehensive sense and includes (i) without limitation, all present and future indebtedness, debts and liabilities (including principal, interest, late charges, collection costs, attorneys' fees to the extent permitted by law and the like) of Debtor to The Huntington National Bank either created by Debtor alone or together with another or others, primary or secondary, secured or unsecured, absolute or contingent, liquidated or unliquidated, direct or indirect, whether evidenced by note, draft, application for letter of credit or otherwise, and any and all renewals of or substitutes therefor, including without limitation all indebtedness owed by Debtor to The Huntington National Bank by reason of credit extended or to be extended to Debtor in the principal amount of $32,000,000, pursuant to a Revolving Credit Agreement dated as of December 27, 2002 (the "Bank Agreement"), and one or more instruments of indebtedness and related loan documents executed in connection therewith; and (ii) all indebtedness, debts and liabilities (including principal, interest, late charges, collection costs, attorneys' fees to the extent permitted by law and the like) of Debtor to Metropolitan Life Insurance Company incurred by Debtor pursuant to a loan agreement and promissory note dated July 5, 1994

(the "Met Life Agreement"), under which there is outstanding on the date of this security agreement the principal sum of $4,285,000.

         It is Debtor's express intention that this agreement and the continuing security interest granted hereby, in addition to covering all present Obligations of Debtor to The Huntington National Bank and Metropolitan Life Insurance Company, shall extend to all future Obligations of Debtor to The Huntington National Bank, whether or not such Obligations are reduced or entirely extinguished and thereafter increased or reincurred, whether or not such Obligations are related to the indebtedness identified above by class, type or kind and whether or not such Obligations are specifically contemplated by Debtor, The Huntington National Bank and Metropolitan Life Insurance Company as of the date hereof. The absence of any reference to this agreement in any documents, instruments or agreements evidencing or relating to any Obligation secured hereby shall not limit or be construed to limit the scope or applicability of this agreement.

         This security agreement is the subject of an intercreditor agreement by and between The Huntington National Bank and Metropolitan Life Insurance Company dated as of December 27, 2002, with respect to the agency and collateral-sharing relationship between The Huntington National Bank and Metropolitan Life Insurance Company. Debtor agrees that, should The Huntington National Bank at any time agree to release the security interest granted to it under this security agreement, Metropolitan Life Insurance Company shall have the right to appoint a successor to replace The Huntington National Bank as collateral agent with respect to the security interest granted herein.

         1. GENERAL COVENANTS. Debtor represents, warrants and covenants as follows:

                  (a) Except for such claims and interests, if any, shown in the schedule set forth at the end of this agreement or in any schedule attached hereto and signed by both Debtor and Agent and the security interest granted hereby, (i) Debtor is, or as to Collateral arising or to be acquired after the date hereof, shall be, the sole and exclusive owner of the Collateral, and the Collateral is and shall remain free from any and all liens, security interests, encumbrances, claims and interests; and (ii) no security agreement, financing statement, equivalent security or lien instrument or continuation statement covering any of the Collateral is on file or of record in any public office.

                  (b) Debtor shall not create, permit or suffer to exist, and shall take such action as is necessary to remove, any claim to or interest in or lien or encumbrance upon the Collateral, other than those, if any, shown in the schedule set forth at the end of this agreement or in any schedule attached hereto and signed by both Debtor and Agent and the security interest granted hereby, and shall defend the right, title and interest of Agent in and to the Collateral against all claims and demands of all persons and entities at any time claiming the same or any interest therein.

                  (c) Debtor's principal place of business and chief executive office/residence is located at the address set forth at the beginning of this agreement; Debtor has no other place of business/residence, except as shown in the schedule set forth at the end of this agreement or in any schedule attached hereto and signed by both Debtor and Agent; and, unless Agent consents in writing to a change in the location of the Equipment, Inventory or Debtor's records concerning the Receivables prior to such a change in location, the Equipment, Inventory and Debtor's records concerning the Receivables shall be kept at that address or at the locations set forth in such schedules.

                  (d) At least thirty (30) days prior to the occurrence of any of the following events, Debtor shall deliver to the loan officer who is handling Debtor's Obligations on behalf of Agent written notice of such impending events: (i) a change in Debtor's principal place of business, chief executive office and/or residence; (ii) the opening or closing of any place of business; (iii) a change in Debtor's name, identity or corporate structure; or
(iv) a change in Debtor's state of incorporation or formation.

                  (e) Subject to any limitation stated therein or in connection therewith, all information furnished by Debtor concerning the Collateral or otherwise in connection with the Obligations, is or shall be at the time the same is furnished, accurate, correct and complete in all material respects.

                  (f) The Collateral is and shall be used primarily for business purposes.

          2. COLLECTION OF ACCOUNTS. Debtor shall, unless otherwise directed by Agent following the occurrence and during the continuation of an Event of Default under either of the Bank Agreement or the Met Life Agreement (as "Event of Default" is defined in those respective agreements), collect all of Debtor's Receivables. With respect to any Receivables collected by the Agent, Debtor authorizes Agent to indorse the name of Debtor upon any checks or other items received in payment of any Receivable and to do any and all things necessary in order to reduce the same to money. All amounts received by Agent representing payment of Receivables may be applied by Agent to the payment of the Obligations in such order of preference as Agent may determine, or Agent may, at its option, impound all or any portion of such amounts and retain said amounts as security for the payment of the Obligations, with the right on the part of Debtor, upon approval by Agent, to obtain the release of all or part of such impounded amounts. Agent may, however, at any time, apply all or any part of such impounded amounts as aforesaid. If so directed by Agent following the occurrence and during the continuation of an Event of Default under either of the Bank Agreement or the Met Life Agreement, Debtor shall hold all payments of any Receivable in trust for Agent and shall forthwith deliver the same to Agent in the form received by Debtor without commingling with any funds of Debtor. Debtor also authorizes Agent at any time following the occurrence and during the continuation of an Event of Default under either of the Bank Agreement or the Met Life Agreement, without notice, to appropriate and apply any balances, credits, property, deposits, accounts or money of or owing to Debtor in Agent's possession, custody or control to the payment of any of the Obligations.

         Debtor agrees to execute, deliver, file and record all such notices, affidavits, assignments, financing statements and other instruments as shall in the reasonable judgment of Agent be necessary or desirable to evidence, validate and perfect the security interest of Agent in the Receivables. Following the occurrence and during the continuation of an Event of Default under either of the Bank Agreement or the Met Life Agreement, Agent shall have the right to notify any persons or entities owing any Receivables and to demand and receive payment, but Agent shall have no duty so to do. Upon request of Agent following the occurrence and during the continuation of an Event of Default under either of the Bank Agreement or the Met Life Agreement, Debtor shall notify such account debtors and shall indicate on all invoices to such account debtors that the accounts are payable to Agent.

          3. INSURANCE. Debtor shall have and maintain insurance at all times with respect to all Equipment and Inventory (i) insuring against risks of fire (including so-called extended coverage), explosion, theft, sprinkler leakage and such other casualties as Agent may designate, and (ii) insuring against liability for personal injury and property damage relating to the Equipment and Inventory, containing such terms, in such form, for such periods and written by such companies as may be satisfactory to Agent, such insurance to be payable to Agent and Debtor as their interests may appear. All policies of insurance shall provide for twenty (20) days' written minimum cancellation notice to Agent and, at request of Agent, shall be delivered to and held by Agent. Following the occurrence and during the continuation of an Event of Default under either of the Bank Agreement or the Met Life Agreement, Agent may act as attorney for Debtor in obtaining, adjusting, settling and canceling such insurance and indorsing any drafts. In the event of failure to provide insurance as herein provided, Agent may, at its option, provide such insurance and Debtor shall pay to Agent, upon demand, the cost thereof. Should Debtor fail to pay said sum to Agent upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

          4. INSPECTION. Debtor shall at all times keep accurate and complete records of the Receivables, Deposit Accounts, Letter-of-Credit Interests, General Intangibles and Intellectual Property, and Debtor shall, at all reasonable times and from time to time, allow Agent, by or through any of its officers, agents, attorneys or accountants, to examine, inspect and make extracts from Debtor's books and records and to arrange for verification of the Receivables directly with account debtors or by other methods and to examine and inspect the Collateral wherever located.

         5. FURTHER ASSURANCES. Debtor shall perform, do, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as Agent may reasonably require to more completely vest in and assure to Agent its rights hereunder and in or to the Collateral.

         6. PRESERVATION AND DISPOSITION OF COLLATERAL.

                  (a) Debtor shall advise Agent promptly, in writing and in reasonable detail, (i) of any material encumbrance upon or claim asserted against any of the Collateral; (ii) of any material change in the composition of the Collateral; and (iii) of the occurrence of any other event that would have a material effect upon the aggregate value of the Collateral or upon the security interest of Agent.

                  (b) Debtor shall not sell or otherwise dispose of the Collateral; provided, however, that until default, Debtor may use the Equipment and Inventory in any lawful manner not inconsistent with this agreement or any agreement concerning any of the Obligations or with the terms or conditions of any policy of insurance thereon, may sell or otherwise dispose of the Inventory in the ordinary course of Debtor's business and may sell or otherwise dispose of obsolete Equipment in the ordinary course of business, in each case in a manner not inconsistent with this security agreement or any other agreement concerning any of the Obligations. A disposition in the ordinary course of business shall not include a transfer in partial or total satisfaction of a debt.

                  (c) Debtor shall keep the Collateral in good condition and shall not misuse, abuse, secrete, waste or destroy any of the same.

                  (d) Debtor shall not use the Collateral in violation of any statute, ordinance, regulation, rule, decree or order.

                  (e) Debtor shall pay promptly when due all taxes, assessments, charges or levies upon the Collateral or in respect to the income or profits therefrom, except that no such charge need be paid if (i) the validity thereof is being contested in good faith by appropriate proceedings; (ii) such proceedings do not involve any danger of sale, forfeiture or loss of any Collateral or any interest therein; and (iii) such charge is adequately reserved against in accordance with generally accepted accounting principles.

                  (f) At its option following the occurrence and during the continuation of either an Event of Default under the Bank Agreement or the Met Life Agreement or an event that would become an Event of Default with the giving of notice or passage of time, or both, Agent may discharge taxes, liens, security interests or other encumbrances at any time levied or placed on the Collateral and may pay for the maintenance and preservation of the Collateral. Debtor agrees to reimburse Agent upon demand for any payment made or any expense incurred (including reasonable attorneys' fees to the extent permitted by law) by Agent pursuant to the foregoing authorization. Should Debtor fail to pay said sum to Agent upon demand, interest shall accrue thereon, from the date of demand until paid in full, at the highest rate set forth in any document or instrument evidencing any of the Obligations.

                  (g) Upon Agent's reasonable request at any time or times, and in furtherance of the agreements made herein, Debtor shall assign and deliver to Agent any Collateral and shall furnish to Agent additional personal property collateral of value and character satisfactory to Agent as security for the Obligations.

          7. EXTENSIONS AND COMPROMISES. With respect to any Collateral held by Agent as security for the Obligations, Debtor assents to all extensions or postponements of the time of payment thereof or any other indulgence in connection therewith, to each substitution, exchange or release of Collateral, to the addition or release of any party primarily or secondarily liable, to the acceptance of partial payments thereon and to the settlement, compromise or adjustment thereof, all in such manner and at such time or times as Agent may deem advisable. Agent shall have no duty as to the collection or protection of Collateral or any income therefrom, nor as to the preservation of rights against prior parties, nor as to the preservation of any right pertaining thereto, beyond the safe custody of Collateral in the possession of Agent.

          8. FINANCING STATEMENTS. The Debtor hereby authorizes the Agent to file financing statements describing the Collateral, and any necessary future amendments thereto, in any and all public offices in which the Agent deems such filing to be necessary or desirable. In addition, at the request of Agent, Debtor shall join with Agent in executing one or more financing statements in a form satisfactory to Agent and shall pay the cost of filing the same in all public offices wherever filing is deemed by Agent to be necessary or desirable.

          9. AGENT'S APPOINTMENT AS ATTORNEY-IN-FACT. Debtor hereby irrevocably constitutes and appoints Agent and any officer or agent thereof, with full power of substitution, as Debtor's true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Debtor and in the name of Debtor or in Agent's own name, from time to time in Agent's discretion, for the purpose of carrying out the terms of this agreement, to take any and all appropriate action and to execute any and all documents and instruments that may be necessary or desirable to accomplish the purposes of this agreement and, without limiting the generality of the foregoing, hereby grants to Agent the power and right, on behalf of Debtor, without notice to or assent by Debtor:

                  (a) To execute, file and record all such financing statements, certificates of title and other certificates of registration and operation and similar documents and instruments including, but not limited to, those relating to aircraft or marine vessels, as Agent may deem necessary or desirable to protect, perfect and validate Agent's security interest.

                  (b) Upon the occurrence and continuance of any event of default under paragraph 10 hereof or any breach of any term, condition or provision of this agreement, (i) to sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against account debtors, assignments, verifications and notices in connection with accounts and other documents relating to the Collateral; (ii) to commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any part thereof and to enforce any other right in respect of any Collateral; (iii) to defend any suit, action or proceeding brought against Debtor with respect to any Collateral; (iv) to settle, compromise or adjust any suit, action or proceeding described above and, in connection therewith, to give such discharges or releases as Agent may deem appropriate; and (v) generally, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Agent were the absolute owner thereof for all purposes, and to do, at Agent's option and Debtor's expense, at any time or from time to time, all acts and things which Agent deems necessary to protect, preserve or realize upon the Collateral and Agent's security interest therein, in order to effect the intent of this agreement, all as fully and effectively as Debtor might do.

          Debtor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

         The powers conferred upon Agent hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Agent to exercise any such powers. Agent shall be accountable only for amounts that Agent actually receives as a result of the exercise of such powers and neither Agent nor any of its officers, directors, employees or agents shall be responsible to Debtor for any act or failure to act, except for Agent's own gross negligence or willful misconduct.

         10. DEFAULT. Upon the occurrence and during the continuation of an Event of Default under either of the Bank Agreement or the Met Life Agreement:

                   (a) Agent may, at its option and without notice, declare the unpaid balance of any or all of the Obligations immediately due and payable and this agreement and any or all of the Obligations in default.

                  (b) All payments received by Debtor under or in connection with any of the Collateral shall be held by Debtor in trust for Agent, shall be segregated from other funds of Debtor and shall forthwith upon receipt by Debtor be turned over to Agent in the same form as received by Debtor (duly indorsed by Debtor to Agent, if required). Any and all such payments so received by Agent (whether from Debtor or otherwise) may, in the sole discretion of Agent, be held by Agent as collateral security for, and/or then or at any time thereafter be applied in whole or in part by Agent against, all or any part of the Obligations in such order as Agent may elect. Any balance of such payments held by Agent and remaining after payment in full of all the Obligations shall be paid over to Debtor or to whomsoever may be lawfully entitled to receive the same. Nothing set forth in this subparagraph (b) shall authorize or be construed to authorize Debtor to sell or otherwise dispose of any Collateral except as provided in subparagraph 6(b) hereof.

                  (c) Agent shall have the rights and remedies of a secured party under this agreement, under any other instrument or agreement securing, evidencing or relating to the Obligations and under the law of the State of Ohio. Without limiting the generality of the foregoing, Agent shall have the right to take possession of the Collateral and all books and records relating to the Collateral and for that purpose Agent may enter upon any premises on which the Collateral or books and records relating to the Collateral or any part thereof may be situated and remove the same therefrom. Debtor expressly agrees that Agent, without demand of performance or other demand, advertisement or notice of any kind (except the notices specified below of time and place of public sale or disposition or time after which a private sale or disposition is to occur) to or upon Debtor or any other person or entity (all and each of which demands, advertisements and/or notices are hereby expressly waived), may forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase or sell or otherwise dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any of Agent's offices or elsewhere at such prices as Agent may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Debtor. Debtor further agrees, at Agent's request, to assemble the Collateral and to make it available to Agent at such places as Agent may reasonably select, whether at Debtor's premises or elsewhere. Debtor further agrees to allow Agent to use or occupy Debtor's premises, without charge, for the purpose of effecting Agent's remedies in respect of the Collateral. Agent shall apply the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any or all of the Collateral or in any way relating to the rights of Agent hereunder, including reasonable attorneys' fees to the extent permitted by law and reasonable legal expenses, to the payment in whole or in part of the Obligations, in such order as Agent may elect, and only after so paying over such net proceeds and after the payment by Agent of any other amount required by any provision of law, including Ohio Revised Code Section 1309.615(A)(3), need Agent account for the surplus, if any, to Debtor. To the extent permitted by applicable law, Debtor waives all claims, damages and demands against Agent arising out of the repossession, retention, sale or disposition of the Collateral. Debtor agrees that Agent need not give more than ten (10) days' notice (which notification shall be deemed given when mailed, postage prepaid, addressed to Debtor at Debtor's address set forth at the beginning of this agreement or when telecopied or telegraphed to that address or when telephoned or otherwise communicated orally to Debtor or any agent of Debtor at that address) of the time and place of any public sale or of the time after which a private sale may take place and that such notice is reasonable notification of such matters. Debtor shall remain liable for any deficiency if the proceeds of any sale or disposition of the Collateral are insufficient to pay all amounts to which Agent is entitled. Debtor shall also be liable for the costs of collecting any of the Obligations or otherwise enforcing the terms thereof or of this agreement including reasonable attorneys' fees to the extent permitted by law.

         11. GENERAL. Any provision of this agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. Agent shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by Debtor unless such waiver be in writing and signed by Agent. No delay or omission on the part of Agent in exercising any right shall operate as a waiver of such right or any other right. All of Agent's rights and remedies, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singularly or concurrently. Any written demand upon or written notice to Debtor shall be effective when deposited in the mails addressed to Debtor at the address shown at the beginning of this agreement. This agreement and all rights and obligations hereunder, including matters of construction, validity and performance, shall be governed by the law of the State of Ohio, without giving effect to the conflict of law rules thereof. The provisions hereof shall, as the case may require, bind or inure to the benefit of, the respective heirs, successors, legal representatives and assigns of Debtor and Agent.

                    SCHEDULE OF ADDITIONAL PLACES OF BUSINESS
                           AND LOCATIONS OF COLLATERAL

                  LISTED IN SCHEDULE 2.15 TO THE BANK AGREEMENT



                   SCHEDULE OF ADDITIONAL CLAIMS AND INTERESTS

                    PERMITTED LIENS UNDER THE BANK AGREEMENT

                  PERMITTED LIENS UNDER THE MET LIFE AGREEMENT



                       SUPPLEMENTAL SCHEDULE OF COLLATERAL

                                      N/A


         IN WITNESS WHEREOF, Debtor has signed this agreement this 27th day of December, 2002.

                                   R. G. BARRY CORPORATION

                                   By:  /s/ Michael S. Krasnoff
                                        ----------------------------------------

                                   Its: Vice President
                                        ----------------------------------------






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